UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

Millstream II Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51065	20-1665695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Building 400
Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 293-2511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 17, 2007, Millstream II Acquisition Corporation issued a press release announcing that its stockholders have voted to approve the dissolution of the Company and its proposed plan of liquidation.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibt No.  Exhibit Description

99.1   Press Release dated April 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLSTREAM II ACQUISITION CORPORATION

Date: April 17, 2007	By: /s/ Arthur Spector
Name: Arthur Spector
Title: Chairman